Exhibit 32.1      Certification pursuant to Section 906 of Sarbanes-Oxley Act of
                  2002.


               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

The undersigned, David M. Bradley, is the President and Chief Executive Officer of North Central Bancshares, Inc. (the Company").

This statement is being furnished in connection with the filing by the Company of the Company's Form 10-Q for the third quarter ended September 30, 2003 (the "Report").

By execution of this statement, I certify that:

     A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

     B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

November 13, 2003                        /s/ David M. Bradley
-----------------                        --------------------
Date                                     David M. Bradley, President and CEO

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350


The undersigned, John L. Pierschbacher, is the Treasurer of North Central Bancshares, Inc. (the Company").

This statement is being furnished in connection with the filing by the Company of the Company's Form 10-Q for the third quarter ended September 30, 2003 (the "Report").

By execution of this statement, I certify that:

     A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

     B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.



November 13, 2003                           /s/ John L. Pierschbacher
-----------------                           -------------------------
Dated                                       John L. Pierschbacher, Treasurer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.